EXHIBIT 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2015, for Texas-New Mexico Power Company (“Company”), as filed with the Securities and Exchange Commission on February 26, 2016 (“Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 26, 2016	By:	/s/ Patricia K. Collawn
Patricia K. Collawn
Chief Executive Officer
Texas-New Mexico Power Company

		By:	/s/ Charles N. Eldred
Charles N. Eldred
Executive Vice President and
Chief Financial Officer
Texas-New Mexico Power Company